SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20552


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                October 27, 2003
                                ----------------
                Date of Report (Date of earliest event reported)




                            ADVANCE FINANCIAL BANCORP
                            -------------------------
             (Exact name of Registrant as specified in its Charter)


             Delaware                 0- 21885               55-0753533
           -----------                --------               ----------
(State or other jurisdiction         (File No.)             (IRS Employer
 of incorporation)                                     Identification Number)


1015 Commerce Street, Wellsburg, West Virginia                  26070
----------------------------------------------                  -----
(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code:   (304) 737-3531
                                                      --------------


                                 Not Applicable
                                 --------------
          (Former name or former address, if changed since last Report)

                            ADVANCE FINANCIAL BANCORP

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


ITEM 5.  OTHER EVENTS
         ------------

         On October 27, 2003, the Registrant announced that its Board of Directors had declared a three-for-two stock split, in the form of a 50% stock dividend, on the Company's outstanding common stock, payable on November 30, 2003, to stockholders of record as of November 10, 2003.

         For further details, reference is made to the Press Release dated October 27, 2003, which is attached hereto as Exhibit 99 and incorporated herein by this reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
         AND EXHIBITS
         -----------------------------------------------------


     Exhibit
     Number                                      Description
     ------                                      -----------

       99       Press Release dated October 27, 2003

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                  ADVANCE FINANCIAL BANCORP



Date: October 28, 2003            By:   /s/ Stephen M. Gagliardi
                                        ------------------------
                                        Stephen M. Gagliardi
                                        President and Chief Executive Officer

                                   EXHIBIT 99


                                  PRESS RELEASE





FOR IMMEDIATE RELEASE                           FOR FURTHER INFORMATION CONTACT:
October  27, 2003                               Stephen M. Gagliardi
                                                (304) 737-3531


         ADVANCE FINANCIAL BANCORP ANNOUNCES STOCK SPLIT

         Wellsburg, West Virginia-- Advance Financial Bancorp (Nasdaq SmallCap Market - AFBC), parent holding company of Advance Financial Savings Bank, Wellsburg, West Virginia, today announced that the Company's Board of Directors had declared a stock split in the form of a 50% stock dividend. The stock dividend is payable on November 30, 2003, to stockholders of record as of November 10, 2003.

         Stephen M. Gagliardi, President of the Company, stated that the Board of Directors "was very pleased to declare this dividend as another method to increase shareholder value in the Company and also increase the liquidity of the stock. As a result of the Board's action today, the outstanding shares of the Company's common stock will increase by approximately 466,142 shares, from 932,285 shares outstanding to 1,398,427 shares outstanding."

         Advance Financial Savings Bank operates from its main office in Wellsburg, West Virginia and four full-service branch offices in Follansbee, West Virginia and Wintersville, Bridgeport and Shadyside, Ohio. The Bank's deposits are insured up to the maximum legal amount by the Federal Deposit Insurance Corporation (FDIC).

         This release may contain forward-looking statements. We caution that such statements may be subject to a number of uncertainties and actual results could differ materially and, therefore, readers should not place undue reliance on any forward-looking statements. Advance Financial Bancorp does not undertake, and specifically disclaims, any obligation to publicly release the results of any revisions that may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.